SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report:  July 2, 1997
Date of earliest event reported:  July 1, 1997


                                ASHLAND INC.
  (Exact name of registrant as specified in its charter)


                                  Kentucky
               (State or other jurisdiction of incorporation)

       1-2918                                        61--0122250
(Commission File Number)                           (I.R.S. Employer
                                                    Identification No.)


1000 Ashland Drive, Russell, Kentucky                    41169
(Address of principal executive offices)               (Zip Code)


P.O. Box 391, Ashland, Kentucky                          41114
     (Mailing Address)                                 (Zip Code)


Registrant's telephone number, including area code (606) 329-3333





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Item 5.  Other Events

     On July 1, 1997, Ashland Inc. announced the completion of the sale of Blazer Energy Corp., its domestic exploration and production subsidiary, to Statoil, a Norwegian energy company. Statoil purchased the Blazer Energy stock through its U.S. energy management subsidiary, The Eastern Group, Inc. Terms of the transaction remained unchanged from terms earlier announced, with the holdings valued at $566 million.
     The foregoing summary of the attached press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto.

Item 7.  Financial Statements and Exhibits
      (c)Exhibit
         99    Press Release

                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  ASHLAND INC.
                                        -----------------------------------
                                                  (Registrant)



Date:  July 1,   1997                    /s/ J. Marvin Quin
                                        -----------------------------------
                                        Name:    J. Marvin Quin
                                        Title:   Senior Vice President and
                                                 Chief Financial Officer

                              Exhibit Index

Exhibit No.

    99   Press Release of Ashland Inc.
         dated July 1, 1997